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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

Duratek, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-14292 (Commission File Number)	22-2427618 (I.R.S. Employer Identification Number)
10100 Old Columbia Road, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (410) 312-5100

N/A
(Former name or former address, if changed since last report)

DURATEK, INC.

Item 9. Regulation FD Disclosure.

        On March 28, 2003, Robert E. Prince, the Principal Executive Officer, and Robert F. Shawver, the Principal Financial Officer, of Duratek, Inc. (the "Company") made certifications pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof.

        A copy of this certificate is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURATEK, INC.
Date: March 28, 2003	By:	/s/ ROBERT F. SHAWVER Robert F. Shawver Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Certification pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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DURATEK, INC.
  Item 9. Regulation FD Disclosure.
SIGNATURES